Exhibit 10.43

Bell Hendersonville (fka Grove at Waterford Crossing)

FIRST AMENDMENT TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

(Multipurpose)

This FIRST AMENDMENT TO MULTIFAMILY LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of April 2, 2014, is executed by and between BELL BR WATERFORD CROSSING JV, LLC, a Delaware limited liability company ("Borrower") and FANNIE MAE, a corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States ("Fannie Mae").

RECITALS:

A. Pursuant to that certain Multifamily Loan and Security Agreement dated as of April 4, 2012 (the "Effective Date"), executed by and between Borrower and CWCapital LLC, a Massachusetts limited liability company, now know as Walker & Dunlop, LLC ("Prior Lender") (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the "Loan Agreement"), Prior Lender made a loan to Borrower in the original principal amount of Twenty Million One Hundred Thousand and 00/100 Dollars ($20,100,000.00) (the "Mortgage Loan"), as evidenced by that certain Multifamily Note dated as of the Effective Date, executed by Borrower and ma.de payable to Prior Lender in the amount of the Mortgage Loan (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the "Note").

B.           In addition to the Loan Agreement, the Mortgage Loan and the Note are also secured by, among other things, a certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of the Effective Date (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Security Instrument").

C.           Fannie Mae is the successor-in-interest to the Prior Lender under the Loan Agreement, the holder of the Note and the mortgagee or beneficiary under the Security Instrument.

D.           Walker & Dunlop, LLC services the Mortgage Loan on behalf of Fannie Mae.

E.           The parties are executing this Amendment pursuant to the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Fannie Mae agree as follows:

AGREEMENTS:

Section 1.          Recitals.

The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.

First Amendment to Multifamily Loan and Security Agreement (Multipurpose) Fannie Mae	Form 6601 08-13	Page 1 © 2013 Fannie Mae

Section 2.          Defined Terms.

Capitalized terms used and not specifically defined herein shall have the meanings given to such terms in the Loan Agreement.

Section 3.          Intentionally Deleted.

Section 4.          Modification of Summary of Loan Terms.

Part I of the Summary of Loan Terms is hereby deleted in its entirety and replaced with the Part I set forth on Exhibit A attached hereto and made a part hereof.

Section 5.          Intentionally Deleted.

Section 6.          Authorization.

Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Loan Agreement, as amended hereby.

Section 7.          Compliance with Loan Documents.

The representations and warranties set forth in the Loan Documents, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of the covenants set forth in the Loan Documents, as amended hereby.

Section 8.          No Event of Default.

Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing.

Section 9.          Costs.

Borrower agrees to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and any Loan Servicer in connection with this Amendment.

Section 10.         Continuing Force and Effect of Loan Documents.

Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Loan Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Loan Agreement and the other Loan Documents, including Section 15.01 (Governing Law; Consent to Jurisdiction and Venue), Section 15.04 (Counterparts), Section 15.07 (Severability; Entire Agreement; Amendments) and Section 15.08 (Construction) of the Loan Agreement.

First Amendment to Multifamily Loan and Security Agreement (Multipurpose) Fannie Mae	Form 6601 08-13	Page 2 © 2013 Fannie Mae

Section 11.         Counterparts.

This Amendment may be executed in any number of counterparts with the same effect as if the parties hereto had signed the same document and all such counterparts shall be construed together and shall constitute one instrument.

[Remainder of Page Intentionally Blank]

First Amendment to Multifamily Loan and Security Agreement (Multipurpose) Fannie Mae	Form 6601 08-13	Page 3 © 2013 Fannie Mae

IN WITNESS WHEREOF, Borrower and Fannie Mae have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where applicable law so provides, Borrower and Fannie Mae intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.

BORROWER

BELL BR WATERFORD CROSSING JV, LLC,
a Delaware limited liability company

By:	Bell Partners Inc., a North Carolina corporation, its Co-Manager

By:	/s/ John E. Tomlinson
Name: John E. Tomlinson
Title: Chief Financial Officer

First Amendment to Multifamily Loan and Security Agreement (Multipurpose) Fannie Mae	Form 6601 08-13	Page S-1 © 2013 Fannie Mae

FANNIE MAE

By:	Walker & Dunlop, LLC, a Delaware limited liability company, its Servicer

	By:	/s/ Jenna Treible	(SEAL)
Name: Jenna Treible
Title: Vice President

First Amendment to Multifamily Loan and Security Agreement (Multipurpose) Fannie Mae	Form 6601 08-13	Page 2 © 2013 Fannie Mae

EXHIBIT A

Modification to Summary of Loan Terms

I. GENERAL Party and multifamily project information
Borrower	BELL BR WATERFORD CROSSING JV, LLC, a Delaware limited liability company
Lender	WALKER & DUNLOP, LLC, a Delaware limited liability company
Key Principal	Bell Partners Inc. Bell HNW Nashville Portfolio, LLC Steven D. Bell Bluerock Real Estate, L.L.C. Bluerock Residential Growth REIT, Inc. Bluerock Residential Holdings, L.P. BRG Waterford, LLC
Guarantor	Bell Partners Inc. Bell HNW Nashville Portfolio, LLC Bluerock Residential Growth REIT, Inc.
Multifamily Project	Bell Hendersonville (fka Grove at Waterford Crossing)
ADDRESSES
Borrower's General Business Address	c/o Bell Partners Inc. 300 North Greene Street, Suite 1000 Greensboro, North Carolina 27401
Borrower's Notice Address	c/o Bell Partners Inc. 300 North Greene Street, Suite 1000 Greensboro, North Carolina 27401 with a copy to: c/o Bluerock Real Estate L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019
Multifamily Project Address	101 Spade Leaf Boulevard Hendersonville, TN 37075
Multifamily Project County	Sumner County
Key Principal's General Business Address	Bell Partners Inc., Steven D. Bell and Bell HNW Nashville Portfolio, LLC c/o Bell Partners Inc. 300 North Greene Street, Suite 1000

First Amendment to Multifamily Loan and Security Agreement (Multipurpose) Fannie Mae	Form 6601 08-13	Page A-1 © 2013 Fannie Mae

Greensboro, North Carolina 27401

Bluerock Residential Growth REIT, Inc., Bluerock Real Estate, L.L.C., Bluerock Residential Holdings, L.P., and BRG Waterford, LLC

c/o Bluerock Real Estate, L.L.C.

712 Fifth Avenue, 9th Floor

New York, New York 10019

Key Principal's Notice Address

Bell Partners Inc., Steven D. Bell and Bell HNW Nashville Portfolio, LLC

c/o Bell Partners Inc.

300 North Greene Street, Suite 1000

Greensboro, North Carolina 27401

Bluerock Residential Growth REIT, Inc., Bluerock Real Estate, L.L.C., Bluerock Residential Holdings, L.P., and BRG Waterford, LLC

c/o Bluerock Real Estate, L.L.C.

712 Fifth Avenue, 9th Floor

New York, New York 10019

Guarantor's General Business Address

Bell Partners Inc. and Bell HNW Nashville Portfolio, LLC

c/o Bell Partners Inc.

300 North Greene Street, Suite 1000

Greensboro, North Carolina 27401

Bluerock Residential Growth REIT, Inc.

c/o Bluerock Real Estate, L.L.C.

712 Fifth Avenue, 9th Floor

New York, New York 10019

Guarantor’s Notice Address

Bell Partners Inc. and Bell HNW Nashville Portfolio, LLC

c/o Bell Partners Inc.

300 North Greene Street, Suite 1000

Greensboro, North Carolina 27401

Bluerock Residential Growth REIT, Inc.

c/o Bluerock Real Estate, L.L.C.

712 Fifth Avenue, 9th Floor

New York, New York 10019

Lender’s General Business Address	7501 Wisconsin Avenue, Suite 1200E Bethesda, Maryland 20814
Lender’s Notice Address	7501 Wisconsin Avenue, Suite 1200E Bethesda, Maryland 20814 servicing@walkerdunlop.com
Lender's Payment Address	7501 Wisconsin Avenue, Suite 1200E Bethesda, Maryland 20814

First Amendment to Multifamily Loan and Security Agreement (Multipurpose) Fannie Mae	Form 6601 08-13	Page A-2 © 2013 Fannie Mae